                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C., 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of Earliest Event Reported): August 22, 2007

                          QUANTA CAPITAL HOLDINGS LTD.
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 000-50885

                BERMUDA                                           N/A
     (State or Other Jurisdiction                          (I.R.S. Employer
   of Incorporation or Organization)                      Identification No.)

                               1 Victoria Street,
                                  Second Floor
                                 Hamilton HM 11
                                     Bermuda
          (Address of Principal Executive Offices, Including Zip Code)

                                  441-294-6350
              (Registrant's Telephone Number, Including Area Code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.02(e) TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

On August 22, 2007, Quanta Capital Holdings Ltd. (the "Company") purchased all of the outstanding floating rate capital securities (the "Trust Preferred
Securities") of (i) Quanta Capital Statutory Trust I, an affiliated Delaware trust formed on December 21, 2004 (the "Trust I"), and (ii) Quanta Capital
Statutory Trust II, an affiliated Delaware trust formed on February 22, 2005
(the "Trust II" and together with Trust I, the "Trusts"), for an aggregate purchase price of $54,454,666.67. The Company originally issued and sold
$60,000,000.00 of the Trust Preferred Securities in private placements.

The terms of the Trust Preferred Securities issued by Trust I and Trust II are governed, respectively, by (i) an Amended and Restated Declaration of Trust
dated December 21, 2004 (the "Declaration I"), by and among the Company, as sponsor, HSBC Bank USA, National Association, as a successor to Chase Manhattan
Bank USA, National Association, as institutional trustee (the "Institutional
Trustee"), HSBC Bank USA, National Association, as a successor to JPMorgan Chase
Bank, N.A., as Delaware trustee (the "Delaware Trustee"), trust administrators named therein and the holders from time to time of beneficial interests in the assets of the Trust I and (ii) an Amended and Restated Declaration of Trust
dated February 24, 2005 (the "Declaration II" and together with the Declaration
I, the "Declarations"), by and among the Company, as sponsor, the Institutional
Trustee, the Delaware Trustee, trust administrators named therein and the holders from time to time of beneficial interests in the assets of the Trust II.
The Company agreed to guarantee the payment of, distributions and payments on, liquidation or redemption of the Trust Preferred Securities, in each case to the extent of funds held by the Trusts, pursuant to the Guarantee Agreements, dated
December 21, 2004 and February 24, 2005 (the "Guarantees"), each by and between the Company and HSBC Bank USA, National Association, as a successor to JPMorgan
Chase Bank, N.A., as trustee (the "Trustee").

Trust I and Trust II used the proceeds from the sale of the Trust Preferred
Securities to purchase, respectively, (i) junior subordinated debt securities, due March 15, 2035, in the principal amount of $40,000,000.00, issued by the
Company (the "Debentures I"), pursuant to an Indenture dated December 21, 2004
(the "Indenture I"), by and between the Company and the Trustee, and (ii) junior subordinated debt securities, due June 15, 2035, in the principal amount of
$20,000,000.00, issued by the Company (the "Debentures II" and together with the
Debentures I, the "Debentures"), pursuant to an Indenture dated February 24,
2005 (the "Indenture II" and together with the Indenture I, the "Indentures"), by and between the Company and the Trustee.

Following the purchase of the Trust Preferred Securities, the Company intends to cancel the Trust Preferred Securities, dissolve the Trusts and terminate the
Declarations, the Guarantees, the Debentures and the Indentures.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          QUANTA CAPITAL HOLDINGS LTD.

Date:  August 23, 2007                    By: /s/ Peter D. Johnson
                                              ----------------------------------
                                              Name:  Peter D. Johnson
                                              Title: President and
                                                     Chief Executive Officer